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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our McLeodUSA Incorporated reports dated January 29, 1998, our Consolidated Communications Inc. report dated March 14, 1997 and to all references to our Firm included in or made part of this Registration Statement.


                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
December 10, 1998